--------------------------------------------------------------------------------

-----------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND OF
MERCURY V.I. FUNDS, INC.

ANNUAL REPORT
DECEMBER 31, 2000

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Annual Report
December 31, 2000
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to provide you with this annual report to shareholders.

INVESTMENT ENVIRONMENT

The strong performance of the US stock market at the end of 1999 carried into the first quarter of 2000. The thriving market was driven by companies in the technology sector, particularly those embracing the Internet. However, an abrupt reversal of this trend in mid-March hit high-valuation stocks hard. The remainder of the year was marked by increased volatility as value/defensive stocks came into favor and mid cap companies outperformed large cap growth stocks.

Economic growth in the United States had clearly slowed by year-end 2000. Data for the third quarter showed a year-on-year growth rate of 2.2%, down from a high of more than 5% at the start of the year. Accompanying the slowdown was a rise in the number of companies warning about shortfalls in their near-term quarterly profit expectations. As a result, the labor market gradually became less tight as the third quarter closed, enabling the Federal Reserve Board to loosen its monetary tightening bias as the fourth quarter progressed. In December, Federal Reserve Board Chairman Alan Greenspan commented that, "the economy is moderating appreciably." For many, this provided a clear indication of an interest rate cut in January 2001, which subsequently caused the NASDAQ Composite Index to post one of its highest one-day gains ever with a 10% rise on December 5, 2000. Mr. Greenspan's comment precipitated a fairly rapid turn in the direction of US monetary policy, enabling the Federal Reserve Board to shift its tightening bias to a neutral stance in its last meeting of the year. In fact, just after the close of the fiscal year, the Federal Reserve Board cut interest rates by 0.50%.

Oil prices hit ten-year highs in 2000, which served as a drag on earnings outlooks for many US manufacturers. The euro also touched new lows against the US dollar, further hampering the profitability of these companies, which were dependent on overseas earnings. Evidence that the economy was slowing was bolstered by the larger-than-expected decline in durable goods orders for October. The dismal news enveloping the US markets was reflected in a report from the Investment Company Institute, which showed that US fund managers held more of their assets in cash at the end of October than at any other time in the past two years.

FISCAL YEAR IN REVIEW

For the fiscal year ended December 31, 2000, the Fund's Class A Shares had a total return of -15.95%, compared to a total return of -9.10% for the unmanaged Standard & Poor's 500 Composite Index for the same period.

The Fund's relative underperformance during the 12-month period was attributed largely to the market's sharp rotation away from growth/new economy stocks toward value/old economy stocks in April. This shift adversely affected some of our holdings in high-growth, highly valued companies, particularly in the technology sector. A few examples include Commerce One, Inc., America Online, Inc. and Citrix Systems, Inc.

Reduced liquidity in the markets and increased levels of volatility also made it difficult to trade out of some of our positions, given the quick pace at which many share prices had moved. For example, Citrix was down 71% in the second quarter, while Sprint Corp. (PCS Group) declined 41% in the third quarter. Also hindering performance this year was our overweighted position in the telecommunications sector, which contributed to the Fund's outperformance in 1999. This position was caught in the crossfire of a European derating of the sector surrounding Third Generation license auctions. Our

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Annual Report
December 31, 2000  (Concluded)
--------------------------------------------------------------------------------
overweighted stance in wireless telecommunications was premised on strong fundamentals, which remain intact in the United States. However, valuations were an issue this past year as well as concerns over these companies' increased spending plans.

During the market correction in the second quarter, we reassessed the Fund's holdings and moved into a more balanced position. Changes included augmenting our weighting in the oil sector, particularly in oil field services, an area we expect to benefit from increased spending by oil companies in new oil exploration and development production. In addition, we took an underweighted position in the consumer discretionary sector, which had begun to see a slowdown following an extended period of abnormally high growth, and generally increased our weighting in companies with steady, visible earnings growth. These moves aided performance in the third and fourth quarters, when our overweighting in energy and underweighting in consumer cyclicals contributed favorably. However, these boons were counterbalanced by our overweighted position in technology; our underweighted position in financials, particularly banks, which outperformed as the Federal Reserve Board moved into an interest rate-cutting mode; and our overweighted position in telecommunications, an area that suffered as investors extrapolated the spiraling costs to the United States and on news of falling long-distance prices.

Going forward, we intend to remain focused on large cap companies and use our active risk budget largely on stock selection. We continue to seek a balance between new economy stocks with strong secular growth prospects and stable growth companies that can demonstrate earnings and that are likely to prove resilient even in the face of further economic deceleration.

IN CONCLUSION

We thank you for your investment in Mercury V.I. U.S. Large Cap Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

/s/ Jeffrey Peek
Jeffrey Peek

President and Director

/s/ Michael Morony
Michael Morony
Portfolio Manager

January 31, 2001

--------------------------------------------------------------------------------

MERCURY INTERNATIONAL V.I. U.S. LARGE CAP FUND
Performance Information
December 31, 2000
--------------------------------------------------------------------------------

                   TOTAL RETURN BASED ON A $10,000 INVESTMENT
--------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               MERCURY VI US LARGE       STANDARD & POOR'S
           CAP FUND + - CLASS A SHARES*    500 INDEX ++
4/30/99**                       $10,000            $10,000
12/99                           $12,094            $11,100
12/00                           $10,165            $10,090

 * Assuming transaction costs and other operating expenses, including advisory fees.

** Commencement of operations.

 + The Fund invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.

++ This unmanaged broad-based Index is comprised of common stocks.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN*
--------------------------------------------------------------------------------

CLASS A SHARES                                                  % RETURN
--------------------------------------------------------------------------
Year Ended 12/31/00                                            -15.95%
--------------------------------------------------------------------------
Inception (4/30/99) to 12/31/00                                  +.99%
--------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          RECENT PERFORMANCE RESULTS*
--------------------------------------------------------------------------------

                                                         6 MONTH           12 MONTH     SINCE INCEPTION
AS OF DECEMBER 31, 2000                                TOTAL RETURN      TOTAL RETURN    TOTAL RETURN
-------------------------------------------------------------------------------------------------------
Class A Shares                                              -12.53%       -15.95%           +1.66%
-------------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on April 30, 1999.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Schedule of Investments as of December 31, 2000
--------------------------------------------------------------------------------

                           SHARES                                                                            PERCENT OF
INDUSTRY                    HELD                           COMMON STOCKS                          VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------------------
AEROSPACE &                 11,850    The Boeing Company                                       $   782,100       1.5%
DEFENSE                      7,810    United Technologies Corporation                              614,061       1.2
                                                                                               -----------     -----
                                                                                                 1,396,161       2.7
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES                 21,300    Ford Motor Company                                           499,219       1.0
------------------------------------------------------------------------------------------------------------------------
BANKS                       13,480    The Chase Manhattan Corporation                              612,497       1.2
                            17,190    FleetBoston Financial Corporation                            645,699       1.3
                            21,830    Mellon Financial Corporation                               1,073,763       2.1
                                                                                               -----------     -----
                                                                                                 2,331,959       4.6
------------------------------------------------------------------------------------------------------------------------
BEVERAGES                   21,130    Anheuser-Busch Companies, Inc.                               961,415       1.9
                             9,820    The Coca-Cola Company                                        598,406       1.2
                            17,600    PepsiCo, Inc.                                                872,300       1.7
                                                                                               -----------     -----
                                                                                                 2,432,121       4.8
------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                5,970    +Amgen Inc.                                                  381,707       0.7
------------------------------------------------------------------------------------------------------------------------
CHEMICALS                    7,800    The Dow Chemical Company                                     285,675       0.6
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS               3,200    +CIENA Corporation                                           260,800       0.5
EQUIPMENT                   34,570    +Cisco Systems, Inc.                                       1,322,302       2.6
                             2,210    +JDS Uniphase Corporation                                     92,268       0.2
                            16,820    Nortel Networks Corporation                                  539,291       1.1
                               730    +SDL Inc.                                                    108,177       0.2
                             5,860    +VeriSign, Inc.                                              434,739       0.8
                                                                                               -----------     -----
                                                                                                 2,757,577       5.4
------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                 22,770    +Dell Computer Corporation                                   397,052       0.8
PERIPHERALS                 10,710    +EMC Corporation                                             712,215       1.4
                             4,560    +Network Appliance, Inc.                                     292,695       0.6
                            13,080    +Sun Microsystems, Inc.                                      363,788       0.7
                             4,400    +VERITAS Software Corporation                                385,000       0.7
                                                                                               -----------     -----
                                                                                                 2,150,750       4.2
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                 16,120    American Express Company                                     885,592       1.7
FINANCIALS                  40,776    Citigroup Inc.                                             2,082,124       4.1
                                                                                               -----------     -----
                                                                                                 2,967,716       5.8
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                  4,480    +Level 3 Communications, Inc.                                147,000       0.3
TELECOMMUNICATION            9,700    +Qwest Communications International Inc.                     397,700       0.8
SERVICES                    12,670    SBC Communications Inc.                                      604,993       1.2
                            19,800    Verizon Communications                                       992,475       1.9
                                                                                               -----------     -----
                                                                                                 2,142,168       4.2
------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES           9,500    Duke Energy Corporation                                      809,875       1.6
                            30,600    The Southern Company                                       1,017,450       2.0
                                                                                               -----------     -----
                                                                                                 1,827,325       3.6
------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT &          11,840    Halliburton Company                                          429,200       0.8
SERVICE                      7,740    Schlumberger Limited                                         618,716       1.2
                                                                                               -----------     -----
                                                                                                 1,047,916       2.0
------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG                 11,550    +Safeway Inc.                                                721,875       1.4
RETAILING                   20,510    Walgreen Co.                                                 857,574       1.7
                                                                                               -----------     -----
                                                                                                 1,579,449       3.1
------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS               26,400    General Mills, Inc.                                        1,176,450       2.3
------------------------------------------------------------------------------------------------------------------------
HEALTHCARE                  21,580    Medtronic, Inc.                                            1,302,893       2.5
EQUIPMENT &
SUPPLIES
------------------------------------------------------------------------------------------------------------------------
IT CONSULTING &              8,650    Electronic Data Systems Corporation                          499,537       1.0
SERVICES                     6,300    +i2 Technologies, Inc.                                       342,956       0.7
                                                                                               -----------     -----
                                                                                                   842,493       1.7
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Schedule of Investments as of December 31, 2000  (Concluded)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                           SHARES                                                                            PERCENT OF
INDUSTRY                    HELD                           COMMON STOCKS                          VALUE      NET ASSETS
INDUSTRIAL                  42,250    General Electric Company                                 $ 2,025,359       3.9%
CONGLOMERATES
------------------------------------------------------------------------------------------------------------------------
INSURANCE                   15,865    American International Group, Inc.                         1,563,694       3.0
                             6,500    The Chubb Corporation                                        562,250       1.1
                            10,500    John Hancock Financial Services, Inc.                        395,063       0.8
                                                                                               -----------     -----
                                                                                                 2,521,007       4.9
------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &         31,390    +America Online, Inc.                                      1,092,372       2.1
SERVICES                     3,960    +TIBCO Software Inc.                                         191,565       0.4
                                                                                               -----------     -----
                                                                                                 1,283,937       2.5
------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL             9,930    +Kohl's Corporation                                          605,730       1.2
                            29,880    Wal-Mart Stores, Inc.                                      1,587,375       3.1
                                                                                               -----------     -----
                                                                                                 2,193,105       4.3
------------------------------------------------------------------------------------------------------------------------
OIL & GAS                    6,770    Chevron Corporation                                          571,642       1.1
                            23,366    Exxon Mobil Corporation                                    2,031,382       4.0
                            12,780    Texaco Inc.                                                  793,958       1.5
                                                                                               -----------     -----
                                                                                                 3,396,982       6.6
------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST               6,850    International Paper Company                                  279,566       0.5
PRODUCTS                     9,480    Weyerhaeuser Company                                         481,110       0.9
                                                                                               -----------     -----
                                                                                                   760,676       1.4
------------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS            9,910    The Estee Lauder Companies Inc. (Class A)                    434,182       0.8
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS             16,400    Merck & Co., Inc.                                          1,535,450       3.0
                            49,017    Pfizer Inc.                                                2,254,782       4.4
                            20,245    Pharmacia Corporation                                      1,234,945       2.4
                             9,300    Schering-Plough Corporation                                  527,775       1.0
                                                                                               -----------     -----
                                                                                                 5,552,952      10.8
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR               11,200    +Applied Materials, Inc.                                     427,700       0.8
EQUIPMENT &                 49,010    Intel Corporation                                          1,473,363       2.9
PRODUCTS                    13,200    Texas Instruments Incorporated                               625,350       1.2
                                                                                               -----------     -----
                                                                                                 2,526,413       4.9
------------------------------------------------------------------------------------------------------------------------
SOFTWARE                    10,970    +Citrix Systems, Inc.                                        246,825       0.5
                            26,090    +Microsoft Corporation                                     1,133,284       2.2
                            16,980    +Oracle Corporation                                          494,543       1.0
                                                                                               -----------     -----
                                                                                                 1,874,652       3.7
------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL            11,725    The Home Depot, Inc.                                         535,686       1.0
------------------------------------------------------------------------------------------------------------------------
TOBACCO                     18,000    Philip Morris Companies Inc.                                 792,000       1.5
------------------------------------------------------------------------------------------------------------------------
WIRELESS                    22,950    +Nextel Communications, Inc. (Class A)                       566,578       1.1
TELECOMMUNICATION            9,330    +Sprint Corp. (PCS Group)                                    190,682       0.4
SERVICES                                                                                        ----------    ---------
                                                                                                   757,260       1.5
------------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS (COST -- $54,223,022)................   49,775,790      97.0

                                      OTHER ASSETS LESS LIABILITIES..........................    1,528,883       3.0
                                                                                               -----------     -----
                                      NET ASSETS.............................................  $51,304,673     100.0%
                                                                                               ===========     =====
------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Statement of Assets and Liabilities as of December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $54,223,022)......               $49,775,790
Cash........................................................                     6,877
Receivables:
  Securities sold...........................................  $1,590,465
  Dividends.................................................      39,180
  Capital shares sold.......................................      15,362     1,645,007
                                                              ----------
Prepaid expense.............................................                    31,571
                                                                           -----------
  Total assets..............................................                51,459,245
                                                                           -----------
LIABILITIES:
Payables:
  Securities purchased......................................      73,095
  Investment adviser........................................      26,766
  Capital shares redeemed...................................         235       100,096
                                                              ----------
Accrued expenses and other liabilities......................                    54,476
                                                                           -----------
  Total liabilities.........................................                   154,572
                                                                           -----------
NET ASSETS:
Net assets..................................................               $51,304,673
                                                                           ===========
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.0001 par value,
  200,000,000 shares authorized+............................               $       515
Paid-in capital in excess of par............................                56,938,980
Undistributed investment income -- net......................                    12,145
Accumulated realized capital loss on investments -- net.....                  (373,402)
Accumulated distributions in excess of realized capital
  gains on investments -- net...............................                  (826,333)
Unrealized depreciation on investments -- net...............                (4,447,232)
                                                                           -----------
NET ASSETS..................................................               $51,304,673
                                                                           ===========
NET ASSET VALUE:
Class A -- Based on net assets of $51,304,673 and 5,155,928
  shares outstanding........................................               $      9.95
                                                                           ===========

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Statement of Operations for the Year Ended December 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends (net of $115 foreign withholding tax).............             $   385,585
Interest and discount earned................................                 110,816
                                                                         -----------
Total income................................................                 496,401
                                                                         -----------
EXPENSES:
Investment advisory fees....................................  $269,773
Accounting services.........................................   101,226
Custodian fees..............................................    55,764
Professional fees...........................................    37,828
Offering costs..............................................    37,082
Directors' fees and expenses................................    26,623
Registration fees...........................................     9,285
Transfer agent fees.........................................     9,239
Printing and shareholder reports............................     6,234
Pricing fees................................................       460
Other.......................................................     2,381
                                                              --------
Total expenses before reimbursement.........................   555,895
Reimbursement of expenses...................................   (50,562)
                                                              --------
Total expenses after reimbursement..........................                 505,333
                                                                         -----------
Investment loss -- net......................................                  (8,932)
                                                                         -----------
REALIZED & UNREALIZED LOSS ON INVESTMENTS -- NET:
Realized loss from investments -- net.......................                (326,397)
Change in unrealized appreciation/depreciation on
  investments -- net........................................              (7,582,964)
                                                                         -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........             $(7,918,293)
                                                                         ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                               FOR THE YEAR     FOR THE PERIOD
                                                                  ENDED        APRIL 30, 1999+
                                                               DECEMBER 31,    TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                 2000              1999
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment loss -- net......................................   $    (8,932)      $    (5,446)
Realized loss on investments -- net.........................      (326,397)          (47,005)
Change in unrealized appreciation/depreciation on
  investments -- net........................................    (7,582,964)        3,135,732
                                                               -----------       -----------
Net increase (decrease) in net assets resulting from
  operations................................................    (7,918,293)        3,083,281
                                                               -----------       -----------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
In excess of investment income -- net:
  Class A...................................................       (16,005)          (69,125)
In excess of realized gain on investments -- net:
  Class A...................................................      (772,841)          (53,492)
                                                               -----------       -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................      (788,846)         (122,617)
                                                               -----------       -----------
CAPITAL SHARE TRANSACTIONS:
Increase in net assets derived from net capital share
  transactions..............................................    35,997,965        21,053,083
                                                               -----------       -----------
NET ASSETS:
Total increase in net assets................................    27,290,826        24,013,747
Beginning of period.........................................    24,013,847               100
                                                               -----------       -----------
End of period*..............................................   $51,304,673       $24,013,847
                                                               ===========       ===========
*Undistributed investment income -- net.....................   $    12,145       $        --
                                                               ===========       ===========

+ Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Financial Highlights
--------------------------------------------------------------------------------

                                                                          CLASS A
THE FOLLOWING RATIOS HAVE BEEN DERIVED FROM INFORMATION       --------------------------------
PROVIDED IN THE FINANCIAL STATEMENTS.                            FOR THE       FOR THE PERIOD
                                                               YEAR ENDED     APRIL 30, 1999+
                                                              DECEMBER 31,    TO DECEMBER 31,
INCREASE (DECREASE) IN NET ASSET VALUE:                           2000              1999
----------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................     $ 12.03          $ 10.00
                                                                 -------          -------
Investment loss -- net......................................          --++             --++
Realized and unrealized gain (loss) on investments -- net...       (1.93)            2.10
                                                                 -------          -------
Total from investment operations............................       (1.93)            2.10
                                                                 -------          -------
Less dividends and distributions:
  In excess of investment income -- net.....................          --++           (.04)
  In excess of realized gain on investments -- net..........        (.15)            (.03)
                                                                 -------          -------
Total dividends and distributions...........................        (.15)            (.07)
                                                                 -------          -------
Net asset value, end of period..............................     $  9.95          $ 12.03
                                                                 =======          =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................     (15.95%)          20.94%++
                                                                 =======          =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..............................       1.21%            1.25%*
                                                                 =======          =======
Expenses....................................................       1.34%            2.83%*
                                                                 =======          =======
Investment loss -- net......................................       (.02%)           (.07%)*
                                                                 =======          =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................     $51,305          $24,014
                                                                 =======          =======
Portfolio turnover..........................................      75.08%           37.25%
                                                                 =======          =======

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+ Commencement of operations.
++ Amount is less than $.01 per share.
++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Mercury V.I. U.S Large Cap Fund (the "Fund") is a series of Mercury V.I.
Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers two classes of shares. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- FINANCIAL FUTURES CONTRACTS -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- OPTIONS -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- FORWARD FOREIGN EXCHANGE CONTRACTS -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or Fund positions. Such contracts

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------
are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

(c) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums or discounts on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.

(f) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to wash sales and post-October losses.

(g) RECLASSIFICATION -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $37,082 have been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no affect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Mercury Advisors ("Mercury Advisors"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.")

Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets. Mercury Advisors has entered into a Sub-Advisory Agreement with Fund Asset Management, L.P. ("FAM"), another indirect wholly-owned subsidiary of ML & Co., with respect to the Fund, pursuant to which FAM provides investment advisory services with respect to the Fund's daily cash assets. Mercury Advisors has agreed to pay FAM a fee in an amount to be determined from time to time by both parties but in no event in excess of the amount that Mercury Advisors actually receives for providing services to the Corporation pursuant to the Investment Advisory Agreement.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

Mercury Advisors has agreed to limit the annual operating expenses of the Fund to 1.25% and 1.40% of the Fund's average net assets with respect to the Class A Shares and Class B Shares, respectively.

For the year ended December 31, 2000, Mercury Advisors earned fees of $269,773, of which $50,562 was waived.

Accounting services were provided to the Fund by FAM.

Certain officers and/or directors of the Corporation are officers and/or directors of Mercury Advisors, FAM, PSI, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $64,785,367 and $30,206,782, respectively.

Net realized losses for the year ended December 31, 2000 and net unrealized losses as of December 31, 2000 were as follows:

                                                              REALIZED    UNREALIZED
                                                               LOSSES       LOSSES
-------------------------------------------------------------------------------------
Long-term investments.......................................  $(326,397)  $(4,447,232)
                                                              ---------   -----------
Total investments...........................................  $(326,397)  $(4,447,232)
                                                              =========   ===========

As of December 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $5,401,486, of which $4,039,456 related to appreciated securities and $9,440,942 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $55,177,276.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

                                                                          DOLLAR
CLASS A SHARES FOR THE YEAR ENDED DECEMBER 31, 2000            SHARES     AMOUNT
-------------------------------------------------------------------------------------
Shares sold.................................................  3,464,870   $39,662,704
Shares issued to shareholders in reinvestment of dividends
  and distributions.........................................     81,831       788,845
                                                              ---------   -----------
Total issued................................................  3,546,701    40,451,549
Shares redeemed.............................................   (386,782)   (4,453,584)
                                                              ---------   -----------
Net increase................................................  3,159,919   $35,997,965
                                                              =========   ===========

                                                                                     DOLLAR
CLASS A SHARES FOR THE PERIOD APRIL 30, 1999+ TO DECEMBER 31, 1999      SHARES       AMOUNT
----------------------------------------------------------------------------------------------
Shares sold.....................................................       2,113,257   $22,372,710
Shares issued to shareholders in reinvestment of dividends and
  distributions.................................................          10,561       122,618
                                                                       ---------   -----------
Total issued....................................................       2,123,818    22,495,328
Shares redeemed.................................................        (127,819)   (1,442,245)
                                                                       ---------   -----------
Net increase....................................................       1,995,999   $21,053,083
                                                                       =========   ===========

+ Prior to April 30, 1999 (commencement of operations), the Fund issued
  10 shares to Mercury International for $100.

5. SHORT-TERM BORROWINGS:

On December 1, 2000, the Fund, along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Notes to Financial Statements  (Concluded)
--------------------------------------------------------------------------------
annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended December 31, 2000.

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Independent Auditors' Report
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
MERCURY V.I. U.S. LARGE CAP FUND OF
MERCURY V.I. FUNDS, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury V.I. U.S. Large Cap Fund of Mercury V.I. Funds, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets, and the financial highlights for the year then ended and for the period April 30, 1999 (commencement of operations) to December 31, 1999. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury V.I. U.S. Large Cap Fund of Mercury V.I. Funds, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respectively stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 1, 2001

--------------------------------------------------------------------------------

MERCURY V.I. U.S. LARGE CAP FUND
Officers and Directors
--------------------------------------------------------------------------------

JEFFREY M. PEEK-Director and President

DAVID O. BEIM-Director

JAMES T. FLYNN-Director

W. CARL KESTER-Director

KAREN P. ROBARDS-Director

TERRY K. GLENN-Director and Executive Vice President

DONALD C. BURKE-Vice President and Treasurer

ALLAN J. OSTER-Secretary

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

TRANSFER AGENT
Financial Data Services, Inc.
P.O. Box 44062
Jacksonville, Florida 32232-4062
(888) 763-2260

This report is authorized for distribution only to current shareholders of the Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury V.I. U.S. Large Cap Fund of
Mercury V.I. Funds, Inc.
Box 9011
Princeton, NJ
08543-9011


  [LOGO]      Printed on post-consumer recycled paper                              MERCVI1--12/00